                                                                   EXHIBIT 3.3


                           ARTICLES OF INCORPORATION

                                       OF

                      GENERAL UTILITY SYSTEMS CORPORATION


KNOW ALL MEN BY THESE PRESENTS:

         That we, the undersigned, have this day associated ourselves together for the purpose of forming a corporation under the Corporation Code of the State of California,

         AND THAT WE HEREBY CERTIFY:

                                ARTICLE 1 - NAME

         The name of the corporation is:  GENERAL UTILITY SYSTEMS CORPORATION.

                             ARTICLE II - PURPOSES

         The specific business, in which the corporation is to engage, is the manufacturing, marketing, licensing, and installing of underground conduits, and related products.

         That in addition to the specific business in which the corporation is to engage, the corporation shall be empowered to be engaged generally in the business of:

         (a) To manufacture, buy, sell, assemble and distribute any and all products, wares or merchandise connected with, or unrelated to, the aforementioned specific purpose for which the corporation is to be formed.

         (b) To carry on any business whatsoever which this corporation may deem proper or convenient in connection with any of the other purposes of which may be calculated directly or indirectly to promote the interest of this corporation, or to enhance the value of its property.

         (c) To purchase, acquire, own, hold, use, lease, sell, exchange, subdivide, mortgage, improve, cultivate, develop, maintain, construct, operate, and generally deal in any and all real estate, improved or unimproved, wheresoever situated, either in California, other states of the United States, the District of Columbia, and territories and possessions of the United States and in foreign countries.




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         (d)     To purchase, acquire, take hold, own, use and enjoy, and to sell, lease, transfer, pledge, mortgage, convey, grant, assign or otherwise dispose of, and generally to invest, trade, deal in and with oil royalties, mineral rights of all kinds, mineral bearing lands and hydrocarbon products of all kinds, oil, gas and mineral leases, and all rights and interests therein, and in general products of the earth and deposits, both subsoil and surface, of every nature and description.

         (e) To enter into, make, perform and carry out contracts of very kind for any lawful purpose without limit as to amount, with any person, firm, association or corporation, municipality, country, parish, state, territory, government (foreign or domestic) or other municipal or governmental subdivision.

         (f) To become a partner (either general or limited or both) and to enter into agreements of partnership, with one or more other persons or corporations, for the purpose of carrying on any business whatsoever which this corporation may deem proper or convenient in connection with any of the purposes herein set forth or otherwise, or with may be calculated, directly or indirectly, to promote the interest of this corporation or to enhance the value of its property or business.

         (g) To acquire, by purchase or otherwise, the goodwill, business, property rights, franchises and assets of every kind, with or without undertaking, either wholly or in part, the liabilities of any person, firm, association or corporation; and to acquire any property or business as a going concern or otherwise, (a) by purchase of the assets thereof wholly or in part,
(b) by acquisition of the shares or any part thereof, or (c) in any other manner; and to pay for the same in cash or in the shares or bonds or other evidences of indebtedness of this corporation, or otherwise; to hold, maintain and operate, or in any manner dispose of the whole or any part of the goodwill, business, rights and property so acquired, and to conduct, in any lawful manner, the whole or any part of any business so acquired; and to exercise all the powers necessary or convenient in and about the management of such business.

         (h) To take, purchase and otherwise acquire, own, hold, use, sell, assign, transfer, exchange, lease, mortgage, convey in trust, pledge, hypothecate, grant licenses in respect of and otherwise dispose of letters patent of the United States or any foreign country, patent rights, licenses and privileges, inventions, improvements and processes, copyrights, trademarks and trade names, and government, state, territorial, country and municipal grants and concessions of every character which this corporation may deem advantageous in the prosecution of its business or in the maintenance, operation, development or extension of its properties.


                                      -2-
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         (i)     To subscribe or cause to be subscribed for, and to take,
purchase and otherwise acquire, own, hold, use, sell, assign, transfer, exchange, distribute and otherwise dispose of the whole or any part of the shares of the capital stock, bonds, coupons, mortgages, deeds of trust, debentures, securities, notes, goodwill, assets and properties of any and every kind, or any part thereof of any other corporation, association, firm, partnership, or other business entity, now or hereafter existing to exercise all of the rights, powers and privileges of ownership of every kind and description, including the right to vote thereon, with power to designate some person or persons for that purpose from time to time, and to the same extent as natural persons might or could do.

         (j) To borrow and lend money, and to endorse, guarantee, co-sign evidences of indebtedness or other securities.

         (k) To issue bonds, notes, debentures, or other obligations of this corporation from time to time for any of the objects or purposes of this corporation, and to secure the same by mortgage, deed of trust, pledge or otherwise acquire its own bonds, debentures or other evidences of its indebtedness or obligations; to purchase, hold, sell, and transfer the shares of its own capital stock to the extent and in the manner provided by the laws of the State of California as the same are now in force or may be hereafter amended.

         (l) To conduct and carry on, directly or indirectly, research, development and promotional or experimental activities, and to promote or aid financially or otherwise, any person, firm or corporation engaged in such activities, or any of them.

         (m) To carry on any business whatsoever, either as principal, agent or partner, which this corporation may deem proper or convenient in connection with any of the foregoing purposes or otherwise, or which may be calculated directly or indirectly to promote the interests of this corporation or to enhance the value of its property or business; and to conduct its business in this State, in other states, in the District of Columbia, in the territories and possessions of the United States, and in foreign countries.

         (n) To have and to exercise all the powers conferred by the laws of California upon corporations formed under the laws pursuant to and under which this corporation is formed, as such laws are now in effect or may at any time hereafter be amended.

         The foregoing statement of purposes shall be construed as a statement of both purposes and powers, and the purposes and powers stated in each clause shall, except where otherwise expressed, be in nowise limited or restricted by any reference to or inference from the terms or provisions of any other clause, but shall be regarded as independent purposes and powers.

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                         ARTICLE III - PRINCIPAL OFFICE

         The county in the State of California where the principal office for the transaction of business of the corporation is to be located in Los Angeles County.

                             ARTICLE IV - DIRECTORS

(a)     The number of directors of this corporation shall be three (3).

(b) First Directors: The names and addresses of the persons who are appointed as First Directors are:

                 Names                         Addresses

Mark Lindsey                                   1314 Durant Street
                                               Santa Ana, California

Joseph Hendricks                               15712 Williams Street
                                               Tustin, California

W. Mike McCray                                 13791 Judy Ann Lane
                                               Santa Ana, California

         (c)     The number of directors of the corporation set forth in clause
(a) of this Article IV shall constitute the authorized number of directors until changed by an amendment to these Articles of Incorporation or by a By-Law duly adopted or by the written consent of the holders of a majority of the then outstanding shares of stock of the corporation. (such By-Law may either fix the exact number or may state that the number shall not be less than a stated minimum (which in no case shall be less than five (5) nor more than a stated maximum (which in no case shall exceed said stated minimum by more than three
(3), and in the event that the By-Laws provide for such an indefinite number of directors, the exact number of directors shall be fixed within the limits specified in the By-Laws, by a By-Law or amendment thereof duly adopted by the shareholders or by the Board of Directors.

                           ARTICLE V - CAPITALIZATION

         The total number of shares which the corporation is authorized to issue is One Hundred Thousand (100,000). The aggregate par value of said shares is One Hundred Thousand Dollars ($100,000.00) and the par value of each share is One Dollar ($1.00).

         This article can be amended only by the vote or written consent of Fifty-One percent (51%) of the outstanding shares.


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                       ARTICLE VI - ASSESSMENT OF SHARES

         There shall be no power to levy any assessment upon any shares of stock of this corporation.

                        ARTICLE VII - PRE-EMPTIVE RIGHTS

         Each shareholder or subscriber to shares of this corporation shall be entitled to full-preemptive right or preferential rights as such rights have been heretofore defined as common law, to purchase and/or subscribe for his proportionate part of any shares which may be issued at any future time by this corporation.

         IN WITNESS WHEREOF, for the purpose of forming this corporation under the laws of the State of California, we, the undersigned, constituting the incorporators of this corporation, and including all of the persons named herein as the first directors have executed these Articles of Incorporation this 9th day of November, 1971.


                                        /s/  Mark Lindsey
                                        --------------------------

                                        /s/  Joseph Hendricks
                                        --------------------------

                                        /s/  W. Mike McCray
                                        --------------------------


STATE OF CALIFORNIA               )
                                  ) ss.
COUNTY OF ORANGE                  )


         On this 9th day of November, 1971, before me, a Notary Public in and for said County and State, residing therein, duly commissioned and sworn, personally appeared Mark Lindsey, Joseph Hendricks, and W. Mike McCray known to me to be the persons whose names are subscribed to the foregoing Articles of Incorporation, and who are also named therein as directors, and each duly acknowledged to me that they executed the same.

         IN WITNESS WHEREOF, I have hereunto affixed my hand and official seal.


                                        /s/ Barb Ellenck
                                        --------------------------
                                            Notary Public in and
                                            for said County and State




(Seal)
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NAME CHANGE TO:  COMPOSITE MATERIALS, INC.

                            CERTIFICATE OF AMENDMENT

                                       OF

                           ARTICLES OF INCORPORATION

                                       OF

                      GENERAL UTILITY SYSTEMS CORPORATION

GERALD A. MARXMAN and FRANK J. KOCSIS certify:

         1. That they are the Vice President and Secretary, respectively, of GENERAL UTILITY SYSTEMS CORPORATION, a California corporation.

         2. That pursuant to Section 814.5 of the California Corporations Code and the By-Laws of the corporation by unanimous written consent that the board of directors of said corporation adopted the following resolution:

         "RESOLVED: that Article I of the Articles of Incorporation of this corporation be amended to read as follows:

         'The name of the corporation is COMPOSITE MATERIALS, INC.'"

         3. That the sole shareholder has adopted said amendment by written consent. That the wording of the amended article, as set forth in the shareholder's written consent, is the same as set forth in the directors' resolution in Paragraph 2 above.

         4.      That the number of shares represented by written consent is
100. That the total number of shares entitled to vote on or consent to the amendment is 100.


                                        /s/ Gerald A. Marxman
                                        --------------------------
                                            Vice President


                                        /s/ Frank J. Kocsis
                                        --------------------------
                                            Secretary

         Each of the undersigned declares under penalty of perjury that the matters set forth in the foregoing certificate are true and correct. Executed at Los Angeles, California, on February 26, 1974.


 /s/  Gerald A. Marxman                     /s/ Frank J. Kocsis
- ---------------------------                 ----------------------------

NAME CHANGED TO:  CMI-LIQUIDATING CORP.


                            CERTIFICATE OF AMENDMENT
                                       OF
                           ARTICLES OF INCORPORATION

GERALD MARXMAN and MAXINE H. LINDE, certify:

         1. That they are the President and the Secretary respectively of Composite Materials, Inc., a California corporation.

         2. That by unanimous written consent of the Board of Directors of this corporation on July 26, 1976, the following resolution was adopted by the directors:

                 "RESOLVED: That Article I of the Articles of Incorporation of this corporation be amended to read as follows:

         'The name of this corporation is CMI-LIQUIDATING CORP.'"

         This consent action is taken under authority of Section 11, Article II of the Company's By-Laws.

         3. That the shareholders have adopted said amendment by written consent. That the wording of the amended Article as set forth in the shareholders' written consent is the same as that set forth in the Directors' resolution referred to in Paragraph 2 above.

         4. That the number of shares represented by written consent is 100 shares of Common Stock. That the total number of shares entitled to vote on or consent to the amendment is 100 shares of Common Stock.


                                        /s/  GERALD MARXMAN
                                        --------------------------

                                        /s/  MAXINE H. LINDE
                                        --------------------------

         Each of the undersigned declares under penalty of perjury that the matters set forth in the foregoing certificate are true and correct. Executed at Los Angeles, California, on July 26, 1976.


 /s/  Gerald A. Marxman                     /s/ Maxine H. Linde
- -------------------------                   ------------------------

                              AGREEMENT OF MERGER
                                    BETWEEN
                                   OLI, INC.
                           ENVIRODYNE PRODUCTS CORP.
                                      AND
                             CMI-LIQUIDATING CORP.

         This Agreement of Merger is entered into and between CMI-LIQUIDATING CORP., a California corporation (herein sometimes the "Surviving Corporation") and OLI, INC., a Minnesota corporation and ENVIRODYNE PRODUCTS CORP., a California corporation (herein sometimes called the "Merging Corporations").

         (1) Merging Corporations shall be merged into Surviving Corporation without amendment to the articles of the Surviving Corporation.

         (2) The manner and basis of converting the outstanding shares of the capital stock of the merging corporation shall be as follows: Inasmuch as a sole stockholder owns all of the issued and outstanding stock of the merging corporations and the surviving corporation, forthwith upon the merger becoming effective, all of the issued and outstanding shares of the capital stock of the merging corporations shall be surrendered and canceled, no shares of the surviving corporation shall be issued in exchange therefor.

         (3) The outstanding shares of the Surviving Corporation shall remain outstanding and are not affected by the merger.

         (4) Merging Corporations shall from time to time, as and when requested by the Surviving Corporation, execute and deliver all such documents and instruments and take all such action necessary or desirable to evidence or carry out this merger.

         (5) The effect of the merger and the effective date of the merger, are as prescribed by law.


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


         IN WITNESS WHEREOF the parties have executed this Agreement of Merger on December 14, 1981.

                                        OLI, INC.

                                        /s/  MAXINE H. LINDE
                                        --------------------------
                                             President

                                        /s/  JEFFREY R. BURESH
                                        --------------------------
                                              Secretary


                                        ENVIRODYNE PRODUCTS CORP.

                                        /s/  MAXINE H. LINDE
                                        --------------------------
                                             President


                                        /s/  JEFFREY R. BURESH
                                        --------------------------
                                             Secretary


                                        CMI-LIQUIDATING CORP.


                                        /s/  MAXINE H. LINDE
                                        --------------------------
                                             President


                                        /s/  JEFFREY R. BURESH
                                        --------------------------
                                             Secretary



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


                            CERTIFICATE OF APPROVAL
                                       OF
                              AGREEMENT OF MERGER


Maxine H. Linde and Jeffrey J. Buresh, certify that:

         (1) They are the President and Secretary respectively, of OLI, INC., a Minnesota corporation.

         (2) The principal terms of the Agreement of Merger in the form attached were duly adopted by the Board of Directors of the corporation.

         (3) The Agreement of Merger was approved by the holders of 100% of the outstanding shares of the corporation. The total number of shares issued is 1,000.


                                        /s/  MAXINE H. LINDE
                                        --------------------------
                                             President


                                        /s/  JEFFREY J. BURESH
                                        --------------------------
                                             Secretary


The undersigned declare under penalty of perjury that the matters set forth in the foregoing certificate are true of their knowledge.

Executed at Chicago, Illinois on this 14th day of December, 1981


                                        /s/  MAXINE H. LINDE
                                        --------------------------
                                             President


                                        /s/  JEFFREY J. BURESH
                                        --------------------------
                                             Secretary

                            CERTIFICATE OF APPROVAL
                                       OF
                              AGREEMENT OF MERGER


Maxine H. Linde and Jeffrey J. Buresh, certify that:

         (1) They are the President and Secretary respectively, of ENVIRODYNE PRODUCTS CORP., a California corporation.

         (2) The principal terms of the Agreement of Merger in the form attached were duly adopted by the Board of Directors of the corporation.

         (3) The Agreement of Merger was approved by the holders of 100% of the outstanding shares of the corporation. The total number of shares issued is 500.


                                        /s/  MAXINE H. LINDE
                                        --------------------------
                                             President


                                        /s/  JEFFREY J. BURESH
                                        --------------------------
                                             Secretary


The undersigned declare under penalty of perjury that the matters set forth in the foregoing certificate are true of their knowledge.

Executed at Chicago, Illinois on this 14th day of December, 1981.


                                        /s/  MAXINE H. LINDE
                                        --------------------------
                                             President

                                        /s/  JEFFREY J. BURESH
                                        --------------------------
                                             Secretary

                            CERTIFICATE OF APPROVAL
                                       OF
                              AGREEMENT OF MERGER


Maxine H. Linde and Jeffrey J. Buresh, certify that:

         (1) They are the President and Secretary respectively, of CMI-LIQUIDATING CORP., a California corporation.

         (2) The principal terms of the Agreement of Merger in the form attached were duly adopted by the Board of Directors of the corporation.

         (3) The Agreement of Merger was entitled to be and was approved by the Board of Directors alone under the provisions of section 1201 of the Corporations Code.


                                        /s/  MAXINE H. LINDE
                                        --------------------------
                                             President


                                        /s/  JEFFREY J. BURESH
                                        --------------------------
                                              Secretary


The undersigned declare under penalty of perjury that the matters set forth in the foregoing certificate are true of their knowledge.

Executed at Chicago, Illinois on this 14th day of December, 1981.

                                        /s/  MAXINE H. LINDE
                                        --------------------------
                                             President


                                        /s/  JEFFREY J. BURESH
                                        --------------------------
                                             Secretary

NAME CHANGE TO:  CLEAR SHIELD NATIONAL, INC.

                              AGREEMENT OF MERGER
                                    BETWEEN
                          CLEAR SHIELD NATIONAL, INC.
                                      AND
                             CMI-LIQUIDATING CORP.

         This Agreement of Merger is entered into and between CLEAR SHIELD NATIONAL, INC., an Illinois corporation (herein sometimes the "Merging Corporation") and CMI-LIQUIDATING CORP., a California corporation (herein sometimes called the "Surviving Corporation").

         (1)     Merging Corporation shall be merged into Surviving Corporation.

         (2) Article I of the surviving corporation shall be amended to read as follows:

         The name of this corporation is CLEAR SHIELD NATIONAL, INC.

         (3) The manner and basis of converting the outstanding shares of the capital stock of the merging corporation shall be as follows: Inasmuch as a sole stockholder owns all of the issued and outstanding stock of the merging corporation and the surviving corporation, forthwith upon the merger becoming effective, all of the issued and outstanding shares of the capital stock of the merging corporation shall be surrendered and canceled, no shares of the surviving corporation shall be issued in exchange therefor.

         (4) The outstanding shares of the Surviving Corporation shall remain outstanding and are not affected by the merger.

         (5) Merging Corporation shall from time to time, as and when requested by the Surviving Corporation, execute and deliver all such documents and instruments and take all such action necessary or desirable to evidence or carry out this merger.

         (6) The effect of the merger and the effective date of the merger, are as prescribed by law.


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


         IN WITNESS WHEREOF the parties have executed this Agreement of Merger on September 5th, 1984.

                                        CLEAR SHIELD NATIONAL, INC.


                                        /s/ ROGER W. CAPPELLO
                                        --------------------------
                                            President


                                        /s/ WILLIAM DOLATOWSKI
                                        --------------------------
                                            Secretary

                                        CMI-LIQUIDATING CORP.


                                        /s/  MAXINE H. LINDE
                                        --------------------------
                                             President


                                        /s/  JEFFREY R. BURESH
                                        --------------------------
                                              Secretary

                            CERTIFICATE OF APPROVAL
                                       OF
                              AGREEMENT OF MERGER


Roger W. Cappello and William Dolatowski, certify that:

         (1) They are the President and Secretary respectively, of CLEAR SHIELD NATIONAL, INC., an Illinois corporation.

         (2) The principal terms of the Agreement of Merger in the form attached were duly adopted by the Board of Directors of the corporation.

         (3) The Agreement of Merger was entitled to be and was approved by the Board of Directors alone under the provisions of section 1201 of the Corporations Code.


                                        /s/  ROGER W. CAPPELLO
                                        --------------------------
                                             President


                                        /s/  WILLIAM DOLATOWSKI
                                        --------------------------
                                             Secretary

The undersigned declare under penalty of perjury that the matters set forth in the foregoing certificate are true of their knowledge.

Executed at Wheeling, Illinois on this 5th day of September, 1984.


                                        /s/  ROGER W. CAPPELLO
                                        --------------------------
                                             President


                                        /s/  WILLIAM DOLATOWSKI
                                        --------------------------
                                             Secretary

                            CERTIFICATE OF APPROVAL
                                       OF
                              AGREEMENT OF MERGER


Maxine H. Linde and Jeffrey J. Buresh, certify that:

         (1) They are the President and Secretary respectively, of CMI-LIQUIDATING CORP., a California corporation.

         (2) The principal terms of the Agreement of Merger in the form attached were duly adopted by the Board of Directors of the corporation.

         (3) The Agreement of Merger was entitled to be and was approved by the Board of Directors alone under the provisions of section 1201 of the Corporations Code.


                                        /s/  MAXINE H. LINDE
                                        --------------------------
                                             President

                                        /s/  JEFFREY J. BURESH
                                        --------------------------
                                             Secretary


The undersigned declare under penalty of perjury that the matters set forth in the foregoing certificate are true of their knowledge.

Executed at Chicago, Illinois on this 4th day of September, 1984.


                                        /s/  MAXINE H. LINDE
                                        --------------------------
                                             President


                                        /s/  JEFFREY J. BURESH
                                        --------------------------
                                             Secretary